UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 17, 2009

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 1, 2009 (the “Closing Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated July 10, 2008, among The Dow Chemical Company (the “Company” or “Dow”), Ramses Acquisition Corp., a direct, wholly owned subsidiary of the Company (“Merger Subsidiary”), and Rohm and Haas Company (“Rohm and Haas”), Merger Subsidiary merged with and into Rohm and Haas (the “Merger”), with Rohm and Haas continuing as the surviving corporation and becoming a direct, wholly owned subsidiary of the Company. This Current Report on Form 8-K is being filed to provide pro forma statements of operations for 2008 and the first six months of 2009, to illustrate the effects of the Company’s acquisition of Rohm and Haas and reflect financing arrangements in place at August 14, 2009.

(a)	Pro Forma Financial Information.
Unaudited pro forma financial information as of June 30, 2009 with respect to the Merger is filed as Exhibit 99.1 and incorporated herein by reference.

(b)	Exhibits.

Exhibit No.                                                                                           Description

99.1	Unaudited pro forma combined condensed financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	August 17, 2009

/s/ WILLIAM H. WEIDEMAN
William H. Weideman
Vice President and Controller

EXHIBIT INDEX
Exhibit No.	Description
99.1	Unaudited pro forma combined condensed financial information.